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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 13, 1999


                        KARTS INTERNATIONAL INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)



            000-23041                                   75-2639196
    (Commission File Number)             (I.R.S. Employer Identification Number)

     62204 Commercial Street
        Highway 51 South                                     70456
       Roseland, LA 70456
(Address of Principal Executive Offices)                   (Zip Code)


                                 (504) 747-1111
              (Registrant's Telephone Number, Including Area Code)


                         109 Northpark Boulevard, Suite
                           Covington, Louisiana 70433
          (Former Name or Former Address, if Changed Since Last Report)




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                  INFORMATION INCLUDED IN REPORT ON FORM 8-KSB

ITEM 5.  OTHER EVENTS.

         Effective January 13, 1999, Robert M. Aubrey resigned as President, Chief Executive Officer and a member of the Board of Directors of Karts International Incorporated (the "Company") to pursue personal interests. The Board of Directors has appointed Charles Brister as President and Chief Executive Officer of the Company. Mr. Brister is the former owner and president of Brister's Thunder Karts, Inc. and a current director of the Company.













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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KARTS INTERNATIONAL INCORPORATED
                                   (Registrant)


                                   By: /s/ Timothy P. Halter
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                                           TIMOTHY P. HALTER, Chairman
Dated:   January 20, 1999